UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 8, 2016

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 8, 2016, Comstock Resources, Inc. ("Comstock" or the "Company") announced financial results for the three months and nine months ended September 30, 2016.  A copy of the press release announcing Comstock's earnings and operating results for the three months and nine months ended September 30, 2016 and other matters is attached hereto as Exhibit 99.1.

The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP").  Comstock has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows.  EBITDAX is presented in the earnings release because management believes that EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.  The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As approved by the holders of the Company's common stock as described below, on November 8, 2016, the Company filed a Certificate of Amendment to its Restated Articles of Incorporation with the Secretary of State of the State of Nevada to increase the Company's authorized capital stock, which such Certificate of Amendment is attached hereto as Exhibit 3.1.
Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held a Special Meeting of Stockholders on November 8, 2016.  The following proposals were submitted to the holders of the Company's common stock for a vote:
1.	To authorize future issuances of common stock upon conversion of the Company's convertible notes;
2.	To approve an amendment and restatement of the Company's 2009 Long-Term Incentive Plan; and
3.	To approve an amendment to the Restated Articles of Incorporation to increase the Company's authorized capital stock.
7,463,350 shares of the Company's common stock were represented at the meeting or 57% of the Company's voting capital stock.  Broker non-votes were not included in the tabulation of any of the proposals.
The results of such votes were as follows:

1.	To authorize future issuances of common stock upon conversion of the convertible notes:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

7,292,640	78,029	92,681	7,463,350

2.	To approve an amendment and restatement of the 2009 Long-Term Incentive Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

6,467,516	891,466	104,368	7,463,350

3.	To approve an amendment to the Restated Articles of Incorporation to increase the authorized capital stock:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

7,334,280	115,208	13,862	7,463,350

A copy of the press release announcing the results of the special meeting of stockholders is attached hereto as Exhibit 99.2.
Item 8.01 Other Events
The information provided in Item 2.02 is incorporated by reference into this Item 8.01.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
Exhibit 3.1 Exhibit 99.1
Certificate of Amendment to the Restated Articles of Incorporation dated November 8, 2016.
Press Release dated November 8, 2016 announcing financial and operating results for the three and nine months ended September 30, 2016.

Exhibit 99.2	Press Release dated November 8, 2016 announcing results of the Company's special meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: November 8, 2016	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer